(Carillon logo on right upper half of cover)
--------------------------------------------
                       Carillon Capital Fund
                                          of
                   Carillon Investment Trust



                               ANNUAL REPORT
--------------------------------------------
                            October 31, 1995
CIT 683 12-95

CARILLON CAPITAL FUND
ANNUAL REPORT



                 Message from the President
                     October 31, 1995
===========================================================
United States' financial markets performed extremely well during the November 1, 1994 through October 31, 1995 fiscal year of the Carillon Capital Fund. Both stock and bond markets benefitted from a string of favorable financial news that unwound during the period. These developments included economic growth strong enough to keep Gross Domestic Product moving forward at a more sustainable 3 percent level than the 4 percent plus levels of 1994. Despite this robust economic growth, the level of price inflation as measured by the consumer price index remained at or below the 3 percent level where it has resided for most of the 1990s.

This combination of reasonable growth and low inflation appeared to please the Federal Reserve Board. These economic factors signaled that the elusive "soft landing" rather than a severe slowdown in economic growth may have been achieved from the Fed's higher short-term interest rate policy during 1994. Low inflation, good economic growth and a prospect for deficit reduction activity out of Washington's politicians kept market hopes alive for additional cuts in key short-term interest rates and helped long-term rates come back down from 1994's highs.

Productivity gains have been another important feature of the bright financial picture. Normally productivity is strongest at the beginning of an economic recovery, but in this cycle the last several quarters, or about four years into the recovery, have produced the best numbers. A combination of the effects of corporate downsizing and technological advancements seem to have emerged as the main productivity enhancers over the period.

The combination of economic growth, lower interest rates, and strong productivity have produced a bonanza in the key stock market ingredient of corporate profitability. After recording a halting recovery in the early 1990s interrupted on an all too regular basis by non-recurring write-offs, corporate financial officers have been recording hefty increases in their income statements so far during 1994 and 1995.

This collection of almost perfect economic pictures helped the stock market advance from already lofty levels to a long series of record highs. The markets were able to shake off the only economic worries of the year which included: a weak U.S. dollar, whether the economic slowdown might lead to a 1996 recession, and slow world economic growth in both Europe and Japan. The bond market also celebrated with the slowdown in growth and low inflation particularly aiding this market's advance. Investors seem to have very few concerns at this point. This could lead to an abrupt change in psychology, if financial and economic events change course.

When investment values are near historically normal relationships, the Carillon Capital Fund will be structured approximately 63 percent, 30 percent, and 7 percent in stocks, bonds, and money market instruments, respectively. However, when market conditions change, the Fund repositions its asset mix to take advantage of investment opportunities. The following table highlights the allocation of fund assets at October 31, 1995, six months ago, one year ago, and at a long-term normal portfolio allocation.

             Carillon Capital Fund Asset Allocation

                10/31/95     4/30/95     10/31/94     Long-Term
                --------     -------     --------     ---------
Stocks              38%         31%         27%          63%
Bonds               42%         46%         46%          30%
Money Market        20%         23%         27%           7%

Total              100%        100%        100%         100%

This report was prepared for Carillon Capital Fund of Carillon
Investment Trust shareholders and may be distributed to others if preceded or accompanied by a current prospectus.

As shown in the preceding table , the Capital Fund has increased its exposure to common stocks and decreased its bond and money market positions during the period. Favorable developments on the national economic front, an improving technical picture from the stock market's upward momentum, and lesser competition from bond yields have increased our allocation toward common stocks. The significant 1995 bond market rally has left this sector slightly less attractive. The money market position has decreased, but remains well above normal due to the extended nature of stock market prices from a long-term perspective.



    Comparison of Change in Value of $10,000 Investment
            Carillon Capital Fund,The S&P 500,
    Lehman Brothers U.S. Treasury Securities Composite,
          Lipper Flexible Fund Average, and the
                  Consumer Price Index.

(The above introduces a line graph featuring the S&P 500, Carillon Capital Fund, Lipper Flexible Fund Average, Lehman Brothers U.S. Treasury Composite and Consumer Price Index for the period February 29, 1988 through October 31, 1995. The caption in the top left corner reads:
Carillon Capital Fund Average Annual
Total Return including 5% Sales Loan

1 Year              5 Year          Inception
5.34%               12.68%          10.19%

Past performance is not predictive of future results.
The graph is further discussed below.)


Performance comparisons assume the reinvestment of income dividends and capital gain distributions. The Carillon Capital Fund results reflect an initial 5 percent sales load and all mutual fund expenses. See the prospectus for situations which require no sales load fees, such as qualified plan investments. The comparative indices shown on this graph, other than the Lipper Flexible Fund Average, reflect no expenses and none of the other comparisons is reduced by a sales load. We classify the Capital Fund as a "Flexible Fund" by Lipper and invest its assets among stocks, bonds, and money market instruments which makes comparisons with a single stock or bond index not totally comparative.

The Fund's one-year performance for the period ended
October 31, 1995, excluding the sales load was below the S&P 500 Stock Index, the Lehman Brothers U.S. Treasury Bond Composite, and the Flexible Fund average as calculated by Lipper Analytical Services. This shorter-term relative performance is very disappointing to us. Fund management is looking hard at the current financial markets to better understand where value can be found. We are confident that our competitive, long-term record will remain intact and believe these markets present real opportunities to those investors with a disciplined approach to find relative value away from today's fashionable stock groups.

The Fund's relative performance was hurt this year by our low allocation to the stock market and lack of exposure to several of the strongest market sectors such as technology and larger capitalization multinational consumer product companies. The
stocks which did perform well for us this year were:   1)  Several
financial stocks such as Banco Latinoamericano, Standard Federal Bank, Student Loan Marketing, and United Insurance Companies;
2)  European drug and chemical stocks Ciba-Giegy and Bayer AG;
3)  Technology stocks Advance Circuits and DH Technology;
4) Medical technical company Lunar Corporation. This company benefitted from increased attention to its bone densitometry devices due to the successful introduction of Merck's Fosamax drug for osteoporosis.

This has been a period of unusual market events as the stock market remains fundamentally overvalued on a longer-term historical basis as of October 31, 1995. This extreme price level has not yet slowed the major stock market advance that began in 1990. We believe that not chasing today's hot stocks will best serve our efforts to produce excellent long-term returns rather than buying them and hoping they will get hotter. Rather, we will follow a strategy of purchasing out-of-favor groups (such as Real Estate Investment Trusts), holding a diverse portfolio that includes many foreign and precious metal related stocks, and having a sufficient amount of money market related investments that can be deployed when long-term financial rewards are better balanced with risk.

We appreciate the confidence you have placed in Carillon Capital
Fund and look forward to the challenge of effective, long-term investment management.


                            /s/ George L. Clucas
                            George L. Clucas
                            Carillon Investment Trust
                            December 13, 1995





This report was prepared for Carillon Capital Fund of Carillon
Investment Trust shareholders and may be distributed to others if preceded or accompanied by a current prospectus.

         CARILLON CAPITAL FUND
        SCHEDULE OF INVESTMENTS
--------------------------------------------------
OCTOBER 31, 1995

--------------------------------------------------
COMMON STOCKS - 36.73%
--------------------------------------------------

                                                 SHARES          VALUE
                                                 ------          -----
AUTO PARTS - 0.88%
  Breed Technologies, Incorporated                    9,500      $   176,938
  Strattec Security Corporation*                     14,000          234,500
                                                                 -----------
                                                                     411,438
                                                                 -----------
BANK & BANK HOLDING COMPANIES - 2.90%

  ABN AMRO Holdings NV Sponsored ADR                  8,228          345,233
  Banco Latinoamericano de Exportaciones ADR*        15,000          626,250
  Deutsche Bank AG Sponsored ADR                      8,370          378,422
                                                                 -----------
                                                                   1,349,905
                                                                 -----------
BUILDING & HOUSING - 0.90%
  ABT Building Products Company*                     11,000          141,625
  Falcon Products, Incorporated                      20,000          280,000
                                                                 -----------
                                                                     421,625
                                                                 -----------
BUSINESS - MECHANICS & SOFTWARE - 1.28%
  DH Technology, Incorporated                        30,240          597,240
                                                                 -----------
CHEMICAL - 2.82%
  Bayer AG Sponsored ADR                             25,000          664,647
  Ciba-Geigy Sponsored ADR                           15,000          648,696
                                                                 -----------
                                                                   1,313,343
                                                                 -----------
CONGLOMERATE - 0.71%
  Mannesman AG ADR                                    1,000          328,987
                                                                 -----------

CONTAINER - 1.42%
  AEP Industries, Incorporated                       29,169          656,303
                                                                 -----------

ENGINEERING & CONSTRUCTION - 0.25%
  Mestek, Incorporated*                              10,000          115,000
                                                                 -----------
GOLD & PRECIOUS METALS - 1.72%
  Free State Consolidated Gold Mines Limited ADR      7,000           66,063
  Minorco Sponsored ADR                              21,000          572,250
  Royal Oak Mines, Incorporated*                     45,000          165,938
                                                                 -----------
                                                                     804,251
                                                                 -----------
HEALTH CARE - 1.92%
  Lunar Corporation*                                 15,000          558,750
  Orthofix International NV*                         12,000          117,000
  Sofamor / Danek Group*                              9,000          220,500
                                                                 -----------
                                                                     896,250
                                                                 -----------
HEALTH CARE SERVICES - 0.94%
  Rightchoice Managed Care Incorporated
    - Class A*                                       15,000          191,250
  United Wisconsin Services, Incorporated            10,000          248,750
                                                                 -----------
                                                                     440,000
                                                                 -----------
HOSPITAL SUPPLY & SERVICES - 0.81%
  Allied Healthcare Products Incorporated            20,000          380,000
                                                                 -----------
HOUSEHOLD PRODUCTS - 1.49%
  Chromecraft Revington Incorporated*                 7,000          168,000
  Helen of Troy Limited, Bermuda*                    13,000          240,500
  Lifetime-Hoan Corporation                          29,947          284,497
                                                                 -----------
                                                                     692,997
                                                                 -----------

INSURANCE - 2.30%
  Capital American Financial Corporation             10,000      $   196,250
  Gainsco Incorporated                               21,000          181,125
  RLI Corporation                                    14,520          339,405
  Torchmark Corporation                               5,000          207,500
  United Insurance Companies, Incorporated            8,800          149,600
                                                                 -----------
                                                                   1,073,880
                                                                 -----------
INTERNATIONAL BOND - 0.38%
  Templeton Global Income Fund                       25,000          175,000
                                                                 -----------
INVESTMENT COMPANIES - 1.02%
  BlackRock Strategic Term Trust                     25,000          187,500
  France Growth Fund, Incorporated                    4,333           41,705
  New Germany Fund                                   20,000          245,000
                                                                 -----------
                                                                     474,205
MACHINERY - AGRICULTURE & CONSTRUCTION - 1.01%
  Lindsay Manufacturing Company*                     13,359          470,905
                                                                 -----------
MISCELLANEOUS - ENERGY - 1.19%
  Holly Corporation                                  12,000          261,000
  Repsol S.A. Sponsored ADR                          10,000          296,250
                                                                 -----------
                                                                     557,250
                                                                 -----------
MISCELLANEOUS - MANUFACTURING - 0.60%
  ILC Technology, Incorporated*                      10,000           93,750
  Versa Technologies, Incorporated                   12,000          186,000
                                                                 -----------
                                                                     279,750
                                                                 -----------
MISCELLANEOUS - SERVICE - 0.22%
  PCA International Incorporated                     10,000          103,750
                                                                 -----------
OIL & GAS - DOMESTIC - 0.73%
  Horsham Corporation                                15,000          202,500
  Plains Resources, Incorporated*                    20,000          136,250
                                                                 -----------
                                                                     338,750
                                                                 -----------
OIL & GAS - INTERNATIONAL - 0.29%
  YPF S. A. Sponsored ADR                             8,000          137,000
                                                                 -----------
OIL & GAS - SERVICES - 1.37%
  Global Industries Incorporated*                    15,000          393,750
  Offshore Logistics, Incorporated*                  20,000          247,500
                                                                 -----------
                                                                     641,250
                                                                 -----------
REAL ESTATE - 8.22%
  Associated Estates Realty Corporation              20,000          410,000
  Bradley Real Estate Incorporated                   13,000          186,875
  CBL & Associates Properties Incorporated           16,000          340,000
  Duke Realty Investments Incorporated               12,000          367,500
  Felcor Suite Hotels Incorporated                   10,000          288,750
  Glimcher Realty Trust                              15,000          270,000
  Health Care Property Investors, Incorporated        6,704          227,098
  IRT Properties Company                             25,000          237,500
  LTC Properties Incorporated                        14,000          203,000
  Merry Land & Investment Company                    18,000          378,000
  Mid-America Apartment Communities                  18,000          414,000
  NAB Asset Corporation                              15,000           69,375
  Shurgard Storage Centers Incorporated              17,400          443,700
                                                                 -----------
                                                                   3,835,798
                                                                 -----------


RETAIL - GENERAL - 0.21%
  Claire's Stores, Incorporated                         500            9,812
  Value City Department Stores*                      15,000           90,000
                                                                 -----------
                                                                      99,812
                                                                 -----------
SAVINGS & LOAN - 0.76%
  Standard Federal Bancorp                           10,000          355,000
                                                                 -----------
UTILITIES - 0.39%
  Texas Utilities Company                             5,000          183,750

Total Common Stocks (cost $13,680,192)                            17,133,439
                                                                 -----------
-----------------------------------
PREFERRED STOCK - 0.72%
-----------------------------------

                                                 SHARES          VALUE
                                                 ------          -----
METAL & MINERAL - 0.72%
  Freeport McMoRan Copper & Gold                     10,000      $   335,000
                                                                 -----------
Total Preferred Stocks (cost $347,888)                               335,000
                                                                 -----------
--------------------------------------------------
U.S. TREASURY OBLIGATIONS - 12.73%
--------------------------------------------------

                                                 PRINCIPAL       VALUE
                                                 ---------       -----
U.S. TREASURY NOTES - 12.73%
  7.500% due 02/29/96                            $  250,000      $   251,563
  7.250% due 08/31/96                               500,000          506,563
  7.250% due 11/15/96                               250,000          254,140
  8.000% due 01/15/97                               250,000          256,953
  6.750% due 02/28/97                               900,000          912,938
  6.375% due 01/15/99                             1,300,000        1,324,375
  6.375% due 07/15/99                               350,000          356,890
  6.000% due 10/15/99                             1,550,000        1,563,077
  6.250% due 02/15/03                               500,000          508,750
                                                                   -----------
  Total U.S. Treasury Notes (cost $5,788,004)                      5,935,249
                                                                 -----------

--------------------------------------------------
MORTGAGE - BACKED SECURITIES - 22.53%
--------------------------------------------------


                                                 PRINCIPAL       VALUE
                                                 ---------       -----
FEDERAL HOME LOAN MORTGAGE CORPORATION - 4.79%
  7.500% due 06/01/07                            $   70,920      $    71,609
  6.250% due 01/15/09                               417,388          406,461
  8.250% due 03/01/12                               139,896          143,853
  8.500% due 03/01/16                               242,116          250,582
  8.500% due 06/15/17                               400,000          402,504
  7.500% due 07/01/17                               132,984          133,951
  11.000% due 04/01/19                              247,195          272,864
  10.500% due 05/01/19                              159,413          174,259
  11.000% due 11/01/19                              341,287          376,727
                                                                 -----------

                                                                   2,232,810
                                                                 -----------

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 2.95%
  9.500% due 09/01/05                                36,555           38,444
  6.000% due 12/01/08                               363,751          354,821
  5.500% due 01/01/09                               368,017          353,400
  6.000% due 03/01/09                               279,808          272,939
  5.500% due 04/01/09                               371,612          356,569
                                                                 -----------

                                                                   1,376,173
                                                                 -----------

GOVERNMENT NATIONAL MORTGAGE
    ASSOCIATION - 1.03%
  10.250% due 04/15/16                               21,826           23,726
  9.000% due 11/15/16                               177,801          187,984
  9.500% due 05/15/18                                86,985           92,965
  9.000% due 12/15/19                               165,304          174,208
                                                                 -----------

                                                                     478,883
                                                                 -----------

MISCELLANEOUS - 13.76%
FNMA Remic 93-12 ED (7.500% due 02/25/06)         1,000,000        1,027,030
FNMA Remic 92-18 HC (7.500% due 03/25/07)           400,000          413,060
FNMA Remic 93-163 PN (7.000% due 07/25/07)          250,000          255,220
FHLMC 1422 FA (5.970% due 11/15/07)<F1>             500,000          496,750
GNMA Remic 94-6 C (7.990% due 12/16/15)           1,384,338        1,402,501
Merrill Lynch Mortgage Investors 1992-F B
  (6.938% due 09/15/17)<F1>                         500,000          474,375
FNMA Remic 92-119 E (8.000% due 07/25/20)           500,000          517,150
FNMA Remic 92-112 (8.000% due 12/25/20)             780,000          808,782
FNMA Remic 93-127 FA
    (5.240% due 10/25/21)<F1>                       500,000          469,540
FNMA Remic 92-66 F (6.406% due 05/25/22)<F1>        555,365          557,008
                                                                 -----------
                                                                   6,421,416
                                                                 -----------

Total Mortgage-Backed Securities
     (cost $10,269,727)                                           10,509,282
                                                                 -----------
--------------------------------------------------
CORPORATE BONDS AND NOTES - 7.07%
--------------------------------------------------

                                                 PRINCIPAL       VALUE
                                                 ---------       -----
BANKS - 1.18%
  Boatmens Bancshares, Inc. Sub. Note
        (9.250% due 11/01/01)                    $  240,000      $   272,549
  Comerica Inc., Sub. Note
   (9.750% due 05/01/99)                            250,000          275,086
                                                                 -----------
                                                                     547,635
                                                                 -----------
FINANCIAL SERVICES - 0.49%
  Pacific Gulf Properties, Inc. Sub.
   Convertible Deb. (8.375% due 02/15/01)           250,000          230,625
                                                                 -----------
GAMING - 0.57%
  Circus Circus Enterprises, Inc. Senior
   Sub. Note (10.625% due 06/15/97)                 250,000          266,180
                                                                 -----------
HOMEBUILDER- 0.56%
  Toll Corporation Senior Sub. Note
   (10.500% due 03/15/02)                           250,000          260,625
                                                                 -----------
INSURANCE - 0.52%
  American Financial Group Note
    (9.750% due 08/01/99)                           120,000          120,521
  Reliance Financial Services Corporation
   Senior Note (9.480% due 11/01/00)<F1>            125,000          124,047
                                                                 -----------
                                                                     244,568
                                                                 -----------
OIL & GAS EXPLORATION SERVICES - 1.38%
  Columbia Gas Systems Inc. Deb.
    (10.500% due 06/01/12)<F2>                      250,000          376,946
  Rowan Companies, Inc. Senior Note
    (11.875% due 12/01/01)                          250,000          268,750
                                                                 -----------
                                                                     645,696
                                                                 -----------
SAVINGS & LOAN - 0.30%
  Golden West Financial Corporation Sub.
   Note (10.250% due 12/01/00)                      120,000          139,271

TELEPHONE & TELECOMMUNICATIONS - 0.35%
  United Telecommunications, Inc. Note
   (9.750% due 04/01/00)                            144,000          161,437
                                                                 -----------
UTILITIES - ELECTRIC - 1.72%
  Connecticut Light & Power Company
   1st Ref Mtg. (7.625% due 04/01/97)               296,000          301,049
  El Paso Electric 1st Mtg.
   (6.750% due 05/01/98)<F2>                        200,000          191,750
  New Orleans Public Service Inc.
   1st Mtg. Note (8.670% due 04/01/05)              300,000          309,406
                                                                 -----------
                                                                     802,205
                                                                 -----------

Total Corporate Bonds and Notes
   (cost $3,075,100)                                               3,298,242
                                                                 -----------

--------------------------------------------------
SHORT-TERM INVESTMENTS - 18.88%
--------------------------------------------------

                                                 PRINCIPAL       VALUE
                                                 ---------       -----
COMMERCIAL PAPER - 10.67%
  Columbia Healthcare Corporation
   (5.890% due 12/05/95)                         $1,000,000      $   994,437
  Nabisco Inc. (5.890% due 12/04/95)              1,000,000          994,601
  Pennzoil Company (5.880% due 12/08/95)          1,000,000          993,957
  Time Warner Entertainment Company
    (6.000% due 11/10/95)                         1,000,000          998,500
  Union Pacific Corporation
   (5.840% due 11/13/95)                          1,000,000          998,053
                                                                 -----------
                                                                   4,979,548
                                                                 -----------
VARIABLE RATE DEMAND NOTES<F3>- 8.21%
  General Mills, Inc. (5.460% due 11/01/95)       1,909,639        1,909,639
  Pitney Bowes Credit Corporation
   (5.467% due 11/01/95)                          1,185,676        1,185,676
  Sara Lee Corporation (5.447% due 11/01/95)        488,619          488,619
  Southwestern Bell Telephone Company
    (5.447% due 11/01/95)                            30,000           30,000
  Warner Lambert Company (5.438% due 11/01/95)      207,670          207,670
  Wisconsin Electric Power Company
     (5.508% due 11/01/95)                            7,552            7,552
                                                                 -----------
                                                                   3,829,156
                                                                 -----------
Total Short-Term Investments (cost $8,808,704)                     8,808,704
                                                                 -----------

TOTAL INVESTMENTS - 98.66% (cost $41,969,615)                    46,019,916<F4>

OTHER ASSETS AND LIABILITIES - 1.34%                                 624,070
                                                                 -----------
TOTAL NET ASSETS - 100.00%                                       $46,643,986
                                                                 ===========


--------
*Non-income producing
(ADR) American Depository Receipt

<F1>
Interest rates vary periodically based on current market rates. Rates shown are as of October 31, 1995.
<F2>
Interest payments in default.
<F3>
Interest rates vary periodically based on current market rates. The maturity shown for each variable rate demand note is the later of the next scheduled interest rate adjustment date or the date on which principal can be recovered through demand. Information shown is as of October 31, 1995.
<F4>
Gross unrealized appreciation and depreciation of securities at October 31, 1995 for financial reporting purposes was $4,997,811 and $947,510 respectively; tax amounts were substantially the same.

The accompanying notes are an integral part of the financial statements.

                    CARILLON CAPITAL FUND
             STATEMENT OF ASSETS AND LIABILITIES
=================================================================
OCTOBER 31, 1995


ASSETS
   Investments in securities,
      at value (cost $41,969,615)                              $ 46,019,916
   Cash                                                              11,292
   Receivable for investment securities sold                        403,271
   Interest and dividends receivable                                261,263
   Prepaid expenses                                                   2,136
                                                               ------------
                                                                 46,697,878
                                                               ------------
LIABILITIES
     Professional fees                                               18,451
     Investment advisory fees                                        29,801
     Portfolio accounting and custody fees                            1,866
     Transfer agency fees                                               964
     Printing expenses                                                1,534
     Other                                                            1,276
                                                               ------------
                                                                     53,892
                                                               ------------
NET ASSETS
     Paid-in capital                                             41,848,367
     Accumulated undistributed net investment income                279,832
     Accumulated undistributed net realized gain                    465,486
     Unrealized appreciation, net                                 4,050,301
                                                               ------------
                                                               $ 46,643,986
                                                               ============
     Shares outstanding
      (without par value, unlimited authorization)                3,673,615
                                                               ============
     Net asset value and redemption price per share            $      12.70
                                                               ============
     Offering price per share
        (Net asset value per share/.95)*                       $      13.37
                                                               ============

* A sales charge of 5% is imposed on investments of less than $50,000. Reduced sales charges apply for investments in excess of this amount.

The accompanying notes are an integral part of the financial statements.

                 CARILLON CAPITAL FUND
                STATEMENT OF OPERATIONS
============================================================
YEAR ENDED OCTOBER 31, 1995
INVESTMENT INCOME
   Interest      $ 2,042,370
   Dividends (net foreign withholding taxes of $14,152)             338,548
                                                               ------------
                                                                  2,380,918
                                                               ------------
EXPENSES
     Investment advisory fees                                       327,862
     Portfolio accounting fees                                       29,548
     Professional fees                                               20,605
     Trustees' fees                                                  21,573
     Custodial fees and expenses                                     11,027
     Registration and filing fees                                    11,171
     Transfer agency fees                                            10,924
     Other                                                            6,784
                                                               ------------
                                                                    439,494
                                                               ------------
NET INVESTMENT INCOME                                             1,941,424
                                                               ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
     Net realized gain on investments                               495,485
     Net change in unrealized appreciation /
          (depreciation) of investments                           2,094,445
                                                               ------------
   NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                2,589,930
                                                               ------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS         $ 4,531,354
                                                               ============


The accompanying notes are an integral part of the financial statements.

                       CARILLON CAPITAL FUND
               STATEMENTS OF CHANGES IN NET ASSETS
==================================================================
                                           For the year ended October 31,
                                           ------------------------------
                                               1995             1994
                                               ----             ----
 OPERATIONS
   Net investment income                       $ 1,941,424      $ 1,466,085
   Net realized gain on investments                495,485        3,195,104
   Net change in unrealized
   appreciation/(depreciation) of investments    2,094,445       (2,875,627)
                                               -----------      -----------
                                                 4,531,354        1,785,562
                                               -----------      -----------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income                        (1,797,101)      (1,227,530)
   Net realized gain on investments             (3,369,426)        (487,992)
                                               -----------      -----------
                                                (5,166,527)      (1,715,522)
                                               -----------      -----------
FUND SHARE TRANSACTIONS
   Proceeds from shares sold                     1,012,125        6,256,782
   Net asset value of shares issued to
   shareholders in reinvestment of dividends     5,166,372        1,715,522
   Payments for shares redeemed                   (748,468)         (56,406)
                                               -----------      -----------
                                                 5,430,029        7,915,898
                                               -----------      -----------
NET INCREASE IN NET ASSETS                       4,794,856        7,985,938

NET ASSETS
  Beginning of year                             41,849,130       33,863,192
                                               -----------      -----------
  End of year (including
  undistributed net investment income OF
  $279,832 for 1995 and $286,864 for 1994)     $46,643,986      $41,849,130
                                               ===========      ===========


FUND SHARE TRANSACTIONS:
  Sold                                              81,022          481,658
  Issued in reinvestment of dividends              438,699          132,777
  Redeemed                                         (61,626)          (4,343)
                                               -----------      -----------
Net increase from share transactions               458,095          610,092
                                               ===========      ===========

*A sales charge of 5% is imposed on investments of less than $50,000.
Reduced sales charges apply for investments in excess of this amount.

The accompanying notes are an integral part of the financial statements.

                       CARILLON CAPITAL FUND
                   NOTES TO FINANCIAL STATEMENTS
=============================================================
OCTOBER 31, 1995

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Carillon Capital Fund (the Fund) is a series of Carillon Investment Trust (the Trust) registered under the Investment Company Act of
1940, as amended, as a diversified, open-end management investment company.

Securities valuation - Securities traded on securities exchanges (including securities traded in both the over-the-counter market and on an exchange), or listed on the NASDAQ National Market System, are valued at the last sales price as of the close of the New York Stock Exchange on the day of valuation, or if there were no reported sales on that date, the last bid price. Securities traded only in the over-the-counter market are valued at the last bid price, as of the close of trading on the New York Stock Exchange, quoted by brokers that make markets in the securities. Other securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under procedures adopted by the Board of Trustees. Money market instruments with a remaining maturity of 60 days or less are valued at amortized cost which approximates market.

Securities transactions and investment income - Securities transactions are recorded on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Gains and losses on sales of investments are calculated on the identified cost basis for financial reporting and tax purposes.
The cost of investments is substantially the same for financial reporting and tax purposes.

Federal taxes - It is the intent of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains. Therefore, no provision for income or excise taxes has been recorded.

Dividends and capital gains distributions - Dividends from net investment income are declared and paid quarterly by the Fund. Net realized capital gains are distributed periodically, no less frequently than annually. Dividends from net investment income and capital gains distributions are recorded on the ex-dividend date. All dividends and distributions are automatically reinvested in additional shares of the Fund at the net asset value per share unless the shareholder requests such dividends and distributions be paid in cash.

The amount of dividends and distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

NOTE 2 - TRANSACTIONS WITH AFFILIATES

Investment advisory fees - The Fund pays investment advisory fees to Carillon Advisers, Inc. (the Adviser) under terms of an Investment Advisory Agreement. Certain officers and directors of the Adviser are affiliated with the Fund. The Fund pays the Adviser, as full compensation for all services and facilities furnished, a monthly fee computed on a daily basis, at an annual rate of .75% of the first $50,000,000, .65% of the next $100,000,000, and .50% of all amounts over $150,000,000 of the net assets of the Fund.

The Investment Advisory Agreement provides that if, in any calendar quarter, the total of all ordinary business expenses applicable to the Trust should exceed the expense limitations as required by any applicable state law, the Adviser will reimburse the Trust for such excess. No such reimbursements were required for the periods presented in the financial statements.

In addition to providing investment advisory services, the Adviser is responsible for providing certain administrative functions to the Fund. The Adviser has entered into an Administration Agreement with Carillon Investments, Inc. (the Distributor) under which the Distributor furnishes substantially all of such services for an annual fee of .20% of the Fund's average net assets. The fee is borne by the Adviser, not the Fund.

Distribution agreement - The Distributor serves as the principal underwriter of the shares of the Trust pursuant to a Distribution Agreement with the Trust. Under the terms of this agreement, the Distributor will pay all expenses related to selling and distributing the Trust's shares, including preparing, printing and mailing sales materials. The Distributor receives a percentage of the offering price of fund shares sold to unaffilated parties ranging from 5% on investment of less that $50,000 to .5% on investments in excess of $2,500,000. During the year ended October 31, 1995, the Distributor received commissions of $315.


Other - At October 31, 1995, The Union Central Life Insurance Company (Union Central) owned 2,999,068 shares of the Fund and therefore is a controlling person of the Fund and is able to cast a deciding vote on matters submitted to a vote of the Fund's shareholders.

Union Central owns all of the outstanding stock of Carillon
Investments, Inc. and Carillon Advisers, Inc.

Each trustee who is not affiliated with the Adviser receives fees from the Trust for services as a trustee.

NOTE 3 - SUMMARY 0F PURCHASES AND SALES OF INVESTMENTS

Purchases and sales of securites for the year ended October 31, 1995, excluding short-term securities, follow:

                               Cost of Purchases      Proceeds from Sales
                               -----------------      -------------------
Common Stocks                  $   8,750,476          $  4,327,716
U.S. Government Securities         7,718,253             7,621,147
Corporate Bonds                    2,037,969             2,357,420
                               -------------          ------------
                                $ 18,506,698           $14,306,283
                               =============          ============

NOTE 4 - FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the year.

                                          Year ended October 31,
                              --------------------------------------------
                              1995      1994      1993      1992      1991
                              ----      ----      ----      ----      ----
Net Asset Value,
 Beginning of Year            $13.01    $13.00    $12.45    $12.48    $ 9.79
                              ------    ------    ------    ------    ------
Investment Operations:
 Net investment income           .52       .35       .42       .45       .46
 Net realized and
    unrealized gain              .73       .16      1.27       .50      2.71
                              ------    ------    ------    ------    ------
Total from Investment
  Operations                    1.25       .51      1.69       .95      3.17
                              ------    ------    ------    ------    ------
Distributions:
 Net investment income          (.51)     (.32)     (.42)     (.45)     (.48)
 Net realized gain             (1.05)     (.18)     (.72)     (.53)       --
                              ------    ------    ------    ------    ------
Total Distribution             (1.56)     (.50)    (1.14)     (.98)     (.48)
                              ------    ------    ------    ------    ------
Net Asset Value,
 End of Year                  $12.70    $13.01    $13.00    $12.45    $12.48
                              ======    ======    ======    ======    ======
 Total Return <F1>            10.88%     4.56%    14.50%     8.15%    32.99%

Ratios/Supplemental Data:
------------------------
 Ratio of Expenses to
   Average Net Assets          1.01%     1.05%     1.11%     1.10%     1.19%
 Ratio of Net Investment
    Income to Average
    Net Assets                 4.44%     3.89%     3.35%     3.61%     4.03%

 Portfolio Turnover Rate      42.07%    53.20%    43.35%    48.03%    42.07%

Net Assets,
 End of Year (000's)          $46,644   $41,849   $33,863   $29,807   $27,384

<F1>
Assumes sales load is not imposed on either intitial investment or reinvestment of distributions.


---------------------------------------------------------
FEDERAL INCOME TAX INFORMATION (Unaudited)

During the year ended October 31, 1995, the Fund made total distributions of $1.56 per share, of which $.51 per share is from investment income and $1.05 per share is from net realized gains. Of the $.51 per share, 9% qualified for the dividends-received deduction for corporations.

Report of Independent Accountants
============================================================



To the Board of Trustees and Shareholders of Carillon Capital Fund of Carillon Investment Trust

We have audited the accompanying statement of assets and liabilities of Carillon Capital Fund, including the schedule of investments, as of October 31, 1995, and the financial highlights, the related statement of operations, and the statement of changes in net assets for the year then ended. These financial statements and financial highlights ("financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial highlights for the other years presented and the statement of changes in net assets for the year ended October 31, 1994 were audited by other auditors whose report, dated December 2, 1994, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosure in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements as of October 31, 1995, present fairly, in all material respects, the financial position of Carillon Capital Fund as of October 31, 1995, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
Dayton, Ohio
November 28, 1995